Exhibit 99.1

Investor and Analyst Event February 26, 2019 TRANSFORMING WATER. ENRICHING LIFE. ®

Forward-Looking Statement Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions; our ability to compete successfully in our markets; our ability to execute projects in a timely manner; our ability to accurately predict the timing of contract awards; material and other cost inflation and our ability to mitigate the impact of inflation by increasing selling prices and improving our productivity efficiencies; our ability to achieve the expected benefits of our restructuring actions and restructuring our business into two segments; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors to be described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and in other periodic reports we file with the SEC. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to expected results for the full year of fiscal 2019, statements regarding our two-segment restructuring actions and expected restructuring charges and cost savings for fiscal 2019 and beyond. Any forward-looking statement that we make in this presentation speaks only as of February 26, 2019. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Immaterial rounding differences may be present in the data included in this presentation. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss) prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 2 ©2019 Evoqua Water Technologies

Leading providerofmission-criticalwater treatment solutions Core offerings Products and Systems Services Technologies By the numbers 160 Office locations globally Industrial & Municipal Serving majority of Fortune 500 Industrial firms 100+ years legacy of quality and innovation $1.34 billion FY 2018 revenues $217 million FY 2018 Adjusted EBITDA(1) Over 200,000 Installations worldwide (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 3 ©2019 Evoqua Water Technologies

Recent Awards and Accolades 2018 Water Company of the Year Global Water Intelligence 2018 Water Technology Solutions Company of the Year Frost & Sullivan Global Industry Awards Digital Platform Awards 2019 Digital Edge 50 Award Honoree IDG’s CIO Page 4 ©2019 Evoqua Water Technologies

Evoqua provides high-value added service and technology an attractive customer base to We serve $16 billion of an $85 billion market(1)… …across a diverse, growing set of end markets We hold top market positions across our key end markets $600 billion global water market(1) Applied Product Technologies Integrated Solutions and Services $85 billion addressable market(1) $16 billion served market(1) FY18 Revenues Power Generation HPI/CPI Applied Product Technologies 38% Integrated Solutions and Services 62% Mining Pharma/Health Science Microelectronics Addressable market (1) Management estimates Unaddressed markets Food & Beverage Municipal Page 5 ©2019 Evoqua Water Technologies North America Europe/Asia Pacific Design & construction EPC Service & support Meters / pumps / valves Technology & innovation Water transportation Commercial Water treatment Chemicals Aquatics/Recreational

Examples of capital and service based water treatment solutions Platform Page 6 ©2019 Evoqua Water Technologies Evoqua has a differentiated and scalable portfolio of iconic products and technologies Mobile Water Treatment Water One® Services/Digital Outsourced Water Industrial Waste Water Systems

Two-segment structure aligns with customers' purchasing preferences

Integrated Solutions and Services

Tailored solutions and service - technology agnostic

Expansive service branch network

Diverse, North American customer base

Competitive Differentiators

- ✓ Sells direct to customer
- ✓ Vertical market focus
- ✓ Leading North America position with largest service network
- ✓ 25,000+ customers
- ✓ Rapid response mobile assets
- ✓ Digital / Water One® Services
- ✓ Outsourced water capability

Applied Product Technologies

Proprietary technologies - channel agnostic

Global sales and manufacturing infrastructure

Global customer base

Competitive Differentiators

- ✓ Sells primarily through indirect channels
- ✓ Broad portfolio of product technologies
- ✓ Global sales channels and footprint
- ✓ 1250+ patents / pending
- ✓ 200+ OEM relationships
- ✓ 250+ channel partners

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Two-Segment Realignment Update

Actions / Anticipated Spend Categories	Expected costs and annualized benefits (through 2020)		Progress through Q1 2019	
• Structural integration	• Cost	$17- $22 million	• Cost incurred	~$5 million
• Footprint and product rationalization	• Benefits	$15 - $20 million	• Annualized expected benefits (material by Q3)	~$ 6million
• Operational efficiency programs				

Highlights:

- New reporting structure and management team largely in place
- Actions underway and cost benefit assumptions on track
- Customer and operating benefits materializing

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Integrated Solutions & Services (ISS) Q1 2019 Revenues Aftermarket, 15% Capi l, Service, 65% Environmental (1)For the definition of Adjusted EBITDA on a segment level and a reconciliation to operating profit (loss), its most directly c omparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2)Excludes corporate expense Page 9 ©2019 Evoqua Water Technologies Industrial Segment Municipal Services/Other Integrated Solutions & Services (FY2018, $M) Revenue$836 Adjusted EBITDA(1) (2) $189 Adjusted EBITDA Margin22.6% Heavy Industry Light Industry Municipal Services ProAct Solutions

Unmatched service and support network Range of Service Capabilities Preventative maintenance (Quarterly to monthly) Operating services (Weekly to daily) On-demand services (As needed) Water One® services (per usage) (1) Management estimates Page 10 ©2019 Evoqua Water Technologies … drives a recurring and highly visible revenue profile Service Advantages ~4x the size of nearest competitor(1) 2 hours from ~ 90% of industrial customers ~ 650 field technicians 87 U.S. services branches

Applied Product Technologies (APT) Q1 2019 Revenues Service, 6% Capital, 63% Aftermarke , 31% (1)For the definition of Adjusted EBITDA on a segment level and a reconciliation to operating profit (loss), its most directly c omparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2)Excludes corporate expense Page 11 ©2019 Evoqua Water Technologies Products Segment Municipal Products Applied Product Technologies (FY2018, $M) Revenue$504 Adjusted EBITDA(1)(2) $92 Adjusted EBITDA Margin18.3% Advanced Filtration & Separation Wastewater Technologies Aquatics ELCAT & Materials Disinfection

Summary of historical annual financial results Adjusted EBITDA(1) Revenue ($ in millions, FYE September 30) ($ in millions, FYE September 30) ~ 17% CAGR((2) ~ 5% CAGR(2) $1,340 17 (3) (3) FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 % margin % growth % growth (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. (2) Represents CAGR from FY 2014 to FY 2018. (3) Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined. Page 12 ©2019 Evoqua Water Technologies 2.3%33.5%29.7%4.5% 10.7%11.3%14.1%16.6%16.2% (3.3%)7.2%9.7%7.4% $117$120 $1,137 $1,097 $1,061 ) $2 $208 $160 $1,247

Rolling last 12 - month revenues and adjusted EBITDA performance Rolling LTM revenue and Adjusted EBITDA CAGR ($ in millions) Services Product Sales $1,366 $1,298 $1,265 $1,163 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Adj. EBITDA(1) ($M) 10.0% 11.1% 15.4% 18.6% 13.3% 14.6% 17.7% 20.0% 13.4% 17.3% 17.0% 16.2% 15.8% Adj. EBITDA(1) % (1) For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see the Appendix hereto. Page 13 ©2019 Evoqua Water Technologies $215 $217 $227 $224 $210 $208 $196 $186 $172 $160 $142 $119 $127 21.9% Adj. EBITDA 4.0% Services 13.3% Products $1,095 $1,137 $1,509 $1,069 $1,247 $1,193 $1,210 $1,330 $1,340 $766 $751 $756 $718 $687 $675 $646 $631 $609 $587 $551 $526 $534 $600 $579 $584 $580 $572 $578 $562 $564 $554 $550 $544 $533 $535 8.8% Total

Q1 2019 Performance Highlights Page 14 ©2019 Evoqua Water Technologies Outlook•Reaffirming FY 2019 guidance •Two-segment realignment underway Operational•~$5 million in structural and product rationalization costs Excellence•~$6 million in expected annualized benefits •Positive free cash flow and targeting 80%+ conversion •Overall profitability in-line with expectations Profitabilityo Mix and timing impacted margins o Price / Cost flat •Solid total and organic growth across both segments Revenue•Demand outlook continues to be favorable •Strong order growth; Book-to-bill ratio over 1.0

2019 Q1 ($ in millions) and Full year current outlook Notes: Excludes unannounced acquisitions (1) For a definition of Adjusted EBITDA see the Appendix hereto. Due to the forward-looking nature of Adjusted EBITDA presented above, we cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures and are unable to present a quantitative reconciliation of such Adjusted EBITDA to its most directly comparable GAAP measure. Page 15 ©2019 Evoqua Water Technologies Q1 Guidance Q1 Actual Full Year Revenue $305 to $320 $323 $1.38 to $1.44 YOY growth ~3% to 8% 8.7% ~3% to 7% Adjusted EBITDA(1) $34 to $38 $38.4 $220 to $240 YOY growth ~(15)% to (5)% (4.0)% ~2% to 11%

Capital Structure Debt Structure Fixed / Floating Rates Fixed 34% tion • Supply chain optimization Page 16 ©2019 Evoqua Water Technologies Unamortized discount/fees14 (1) 66%Floating (1) Includes $600 million interest rate cap 3.50% strike price Agency Ratings “B” Stable – S&P “B2” Stable – Moody’s Key Maturities RevolverDecember2022 First lien term loanDecember2024 Cash Flow Improvement Initiatives Customers •Collections realignment and centraliza •Procedure standardization Suppliers •Payment terms initiative Total net debt $971 ($ in millions) Revolver First lien term loans Mortgage Equipment financing Capital leases Total Less: 12/31/2018 $-936 2 17 30 985

Investor and Analyst Event February 26, 2019 TRANSFORMING WATER. ENRICHING LIFE. ® Page 17 ©2019 Evoqua Water Technologies

Appendix Page 18 ©2019 Evoqua Water Technologies

Non-GAAP measures Management reviews key performance indicators including revenue, margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity, management of assets and future prospects. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to: dividends, acquisitions, share repurchases and debt repayment. These adjusted metrics are consistent with how management views our business and are used to make financial, operating, budgeting, planning and strategic decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash stock based compensation, sponsor fees, transaction costs and other gains, losses and expenses. "Adjusted EBITDA" on a segment level further reflects the adjustment for the impact of certain other items that have been adjusted at the segment level. Excluding revenue, Evoqua provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. Page 19 ©2019 Evoqua Water Technologies

Adjusted EBITDA reconciliation - 2019

($ in millions)

		Q1'19
Net loss	**$**	**(16.3)**
Income tax benefit		(4.5)
Interest expense		14.4
Operating loss	**$**	**(6.4)**
Depreciation and amortization		23.1
EBITDA	**$**	**16.7**
(A) Restructuring and related business transaction costs		5.7
(B) Share-based compensation		4.6
(C) Transaction costs		2.1
(D) Other losses and expenses		9.3
Adjusted EBITDA	**$**	**38.4**
Revenue	$	323.0
Adjusted EBITDA as a % of Revenue		**11.9%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the two-segment realignment and other various restructuring and efficiency initiatives.

(B) Represents non-cash share-based compensation.

(C) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(D) Add back of gains and losses associated with foreign exchange, expenses related to maintaining non-operational business locations and other unusual business expenses, primarily consisting of the remediation of manufacturing defects caused by a third-party vendor and product rationalization in our electro-chlorination business.

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Adjusted EBITDA reconciliation - 2018

($ in millions)

FYE 9/30	Q1'18	Q2'18	Q3'18	Q4'18	FY2018
Net (loss) income	**$ (3.0)**	**$ 13.0**	**$ 1.0**	**$ (3.1)**	**$ 7.9**
Income tax (benefit) / expense	(4.4)	2.0	1.4	2.4	1.4
Interest expense	17.2	10.8	12.4	17.1	57.5
Operating profit	**$ 9.8**	**$ 25.8**	**$ 14.8**	**$ 16.4**	**$ 66.8**
Depreciation and amortization	19.9	20.5	21.5	24.0	85.9
EBITDA	**$ 29.7**	**$ 46.3**	**$ 36.3**	**$ 40.4**	**$ 152.7**
(A) Restructuring and related business transaction costs	8.1	8.2	9.0	9.1	34.4
(B) Share-based compensation	2.6	4.3	4.4	4.5	15.8
(C) Sponsor fees	0.3	—	—	—	0.3
(D) Transaction costs	0.5	0.8	4.7	1.6	7.6
(E) Other (gains), losses and expenses	(1.3)	(1.9)	3.7	5.6	6.1
Adjusted EBITDA	**$ 39.9**	**$ 57.7**	**$ 58.1**	**$ 61.2**	**$ 216.9**
Revenue	$ 297.1	$ 333.6	$ 342.5	$ 366.3	$ 1,339.5
Adjusted EBITDA as a % of Revenue	**13.4%**	**17.3%**	**17.0%**	**16.7%**	**16.2%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Represents non-cash stock-based compensation related to option awards.

(C) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(D) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(E) Add back of gains and losses associated with foreign exchange, recent asset sales, foreign exchange impact of headquarter allocations, expenses related to maintaining non-operational business locations, expenses incurred related to remediation of manufacturing defects caused by a third-party vendor and the write-off of obsolete inventory as part of the migration of an operational business unit to a new enterprise resource planning system.

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Adjusted EBITDA reconciliation - 2017

($ in millions)

FYE 9/30	Q1'17	Q2'17	Q3'17	Q4'17	FY2017
Net (loss) income	**$ (13.2)**	**$ 4.9**	**$ 1.8**	**$ 13.0**	**$ 6.4**
Income tax (benefit) / expense	(7.1)	(4.8)	12.2	7.1	7.4
Interest expense	14.8	11.9	12.5	16.3	55.4
Operating (loss) profit	**$ (5.5)**	**$ 12.0**	**$ 26.4**	**$ 36.4**	**$ 69.2**
Depreciation and amortization	18.6	18.9	18.3	22.1	77.9
EBITDA	**$ 13.1**	**$ 30.9**	**$ 44.7**	**$ 58.5**	**$ 147.1**
(A) Restructuring and related business transaction costs	13.2	9.9	13.3	14.9	51.3
(B) Purchase accounting adjustment costs	0.2	—	–	—	0.2
(C) Share-based compensation	0.5	0.6	0.6	0.6	2.3
(D) Sponsor fees	1.0	1.0	1.0	1.1	4.2
(E) Transaction costs	1.4	2.4	1.9	1.7	7.3
(F) Other losses, (gains) and expenses	7.9	(0.8)	(6.5)	(5.4)	(4.7)
Adjusted EBITDA	**$ 37.2**	**$ 43.9**	**$ 55.1**	**$ 71.4**	**$ 207.7**
Revenue	$ 279.9	$ 299.9	$ 311.1	$ 356.5	$ 1,247.4
Adjusted EBITDA as a % of Revenue	**13.3%**	**14.6%**	**17.7%**	**20.0%**	**16.7%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2016

($ in millions)

FYE 9/30		Q1'16		Q2'16		Q3'16		Q4'16		FY2016
Net (loss) income	**$**	**(2.7)**	**$**	**(0.9)**	**$**	**16.5**	**$**	**0.2**	**$**	**13.0**
Income tax (benefit) / expense		(5.0)		(1.4)		(14.1)		2.0		(18.4)
Interest expense		9.0		9.0		11.5		13.1		42.5
Operating profit	**$**	**1.3**	**$**	**6.8**	**$**	**13.8**	**$**	**15.2**	**$**	**37.2**
Depreciation and amortization		16.3		16.3		18.4		18.3		69.3
EBITDA	**$**	**17.7**	**$**	**23.0**	**$**	**32.2**	**$**	**33.5**	**$**	**106.4**
(A) Restructuring and related business transaction costs		4.5		7.0		6.6		24.9		43.1
(B) Purchase accounting adjustment costs		—		—		—		1.3		1.3
(C) Share-based compensation		0.5		0.4		0.5		0.6		2.0
(D) Sponsor fees		0.8		1.1		1.0		0.9		3.8
(E) Transaction costs		0.1		2.4		1.4		1.4		5.4
(F) Other losses, (gains) and expenses		1.9		(4.1)		3.5		(3.2)		(1.9)
Adjusted EBITDA	**$**	**25.4**	**$**	**23.4**	**$**	**30.1**	**$**	**41.0**	**$**	**160.1**
Revenue	$	254.5	$	270.0	$	293.3	$	319.4	$	1137.2
Adjusted EBITDA as a % of Revenue		**10.1%**		**11.1%**		**15.4%**		**18.6%**		**14.1%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation - 2015

($ in millions)

FYE 9/30	Q1'15	Q2'15	Q3'15	Q4'15	FY2015
Net (loss) income	**$ (6.3)**	**$ (21.8)**	**$ 1.2**	**$ (59.2)**	**$ (86.1)**
Income tax (benefit) / expense	(4.9)	(8.6)	0.3	61.1	47.9
Interest expense	8.5	8.5	8.4	8.7	34.1
Operating (loss) profit	**$ (2.7)**	**$ 6.8**	**$ 9.9**	**$ 10.6**	**$ (4.1)**
Depreciation and amortization	14.0	16.3	18.4	18.3	55.8
EBITDA	**$ 11.3**	**$ 23.0**	**$ 32.2**	**$ 33.5**	**$ 51.7**
(A) Restructuring and related business transaction costs	7.4	11.0	7.1	7.4	32.8
(B) Purchase accounting adjustment costs	—	—	—	—	—
(C) Share-based compensation	—	0.7	0.4	0.6	1.6
(D) Sponsor fees	1.5	0.6	1.3	1.6	5.0
(E) Transaction costs	—	—	—	—	—
(F) Other losses, (gains) and expenses	5.9	19.1	(3.9)	5.3	26.4
Adjusted EBITDA	**$ 26.1**	**$ 29.9**	**$ 45.2**	**$ 59.4**	**$ 119.9**
Revenue	$ 256.8	$ 270.0	$ 293.3	$ 319.4	$ 1,061.0
Adjusted EBITDA as a % of Revenue	**10.1%**	**8.8%**	**11.2%**	**14.8%**	**11.3%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Adjusted EBITDA reconciliation – 2014*

* Represents Successor Period 2014 (January 16, 2014 through September 30, 2014) and Predecessor Period 2014 (October 1, 2013 through January 15, 2014) combined

($ in millions)

FYE 9/30		October 1, 2013 through January 15, 2014		January 16, 2014 through September 30, 2014		FY2014*
Net loss	**$**	**(2.3)**	**$**	**(97.8)**	**$**	**(100.1)**
Income tax benefit		(1.1)		(48.5)		(49.6)
Interest expense		—		24.0		24.0
Operating loss	**$**	**(3.4)**	**$**	**(122.3)**	**$**	**(125.7)**
Depreciation and amortization		14.9		139.9		154.8
EBITDA	**$**	**11.5**	**$**	**17.6**	**$**	**29.1**
(A) Restructuring and related business transaction costs		—		41.0		41.0
(B) Purchase accounting adjustment costs		—		18.3		18.3
(C) Share-based compensation		—		0.3		0.3
(D) Sponsor fees		—		4.4		4.4
(E) Transaction costs		—		10.1		10.1
(F) Other losses, (gains) and expenses		—		13.8		13.8
Adjusted EBITDA	**$**	**11.5**	**$**	**105.7**	**$**	**117.2**
Revenue	$	306.3	$	791.1	$	1,097.4
Adjusted EBITDA as a % of Revenue		**3.8%**		**13.4%**		**10.7%**

(A) Primarily comprised of severance, relocation, recruiting and other costs associated with the voluntary separation program and other various restructuring and efficiency initiatives.

(B) Reverses the impact from step-up to fair market value for inventory acquired with the purchase of Magneto.

(C) Represents non-cash stock-based compensation related to option awards.

(D) Elimination of management fees paid to AEA during its ownership. AEA's management agreement terminated at the IPO closing.

(E) Removal of expenses associated with recent platform and tuck-in acquisitions and divestitures and post-acquisition integration costs.

(F) Add back of gains and losses associated with foreign exchange and recent asset sales along with expenses related to maintaining non-operational business locations.

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Segment Adjusted EBITDA reconciliation

($ in millions)	FY'18	
	Integrated Solutions and Services	Applied Product Technologies
Operating Profit	$ 138.0	$ 71.9
D&A	48.8	16.7
Adjustments to EBITDA[(1)]	2.6	3.5
Segment Adjusted EBITDA	**$ 189.4**	**$ 92.1**

($ in millions)	Q1'18		Q1'19	
	Integrated Solutions and Services	Applied Product Technologies	Integrated Solutions and Services	Applied Product Technologies
Operating Profit	$ 34.1	$ 8.2	$ 27.9	$ 4.5
D&A	11.1	3.9	14.0	4.4
Adjustments to EBITDA[(2)]	—	—	1.0	5.1
Segment Adjusted EBITDA	**$ 45.2**	**$ 12.1**	**$ 42.9**	**$ 14.0**

Note: Segment Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Segment Adjusted EBITDA is defined as operating profit before depreciation, amortization and certain other adjustments distinct to the respective reported segments.

(1) Adjustments in the fiscal year ended September 30, 2018 include - (a) costs and expenses in connection with certain restructuring initiatives primarily consisting of severance and relocation costs. Distinct to our Applied Product Technologies segment, (b) costs associated with the full achievement of earn-out targets for certain acquisitions, distinct to our Integrated Solutions and Services segment, (c) warranty costs associated with the settlement of a legacy warranty claim, distinct to our Applied Product Technologies segment, (d) gain on sale of assets related to the disposition of land at our Windsor, Australia location, distinct to our Applied Product Technologies segment, (e) expenses related to the remediation of manufacturing defects caused by a third party vendor for which the Company is seeking restitution, distinct to the Applied Product Technologies segment, (f) expenses due to the disposal of inventory as part of the migration of an operational business unit to a new ERP system and (g) costs associated with a terminated business venture.

(2) Adjustments in the three months ended December 31, 2018 include - (a) costs and expenses in connection with certain restructuring initiatives primarily consisting of severance and relocation costs, (b) costs associated with the achievement of earn-out targets on certain acquisitions, (c) expenses related to the remediation of manufacturing defects caused by a third party vendor for which the Company is seeking restitution, distinct to the Applied Product Technologies segment, (d) expenses due to product rationalization in our electro-chlorination business, distinct to the Applied Product Technologies segment, and (e) costs related to maintaining non-operational business locations, distinct to our Integrated Solutions and Services segment.

evoqua WATER TECHNOLOGIES
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©2019 Evoqua Water Technologies

Capital structure ($ in millions) overview 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 Cash and cash equivalents $ 80.3 $ 75.7 $ 57.3 $ 82.4 $ 63.2 Revolving Credit Facility First Lien Term Facility Mortgage Equipment financing facilities Capital leases — 794.6 — 9.5 31.1 — 792.6 — 9.0 31.1 — 790.6 1.9 11.9 31.5 — 938.2 1.8 13.7 32.1 — 935.9 1.8 17.2 30.1 Less unamortized discount and lenders fees (15.2) (14.6) (14.3) (14.1) (13.6) Leverage Table calculation: Total net debt / Adjusted EBITDA(2) Total net debt / Adjusted EBITDA (with contributions from acquisitions)(2) 3.6x 3.3x 3.4x 4.1x 4.2x 3.4x 3.2x 3.3x 4.1x 4.2x (1) Total net debt is total debt minus cash and cash equivalents. (2) Adjusted EBITDA (with contributions from acquisitions) inclusive of completed acquisitions. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), its most directly comparable financial measure presented in accordance with GAAP, see elsewhere in this Appendix. Page 27 ©2019 Evoqua Water Technologies Total net debt including capital leases(1)820.1818.1821.6971.7971.4 Total debt including capital leases835.3832.7835.9985.8985.0

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